United States
                   Securities and Exchange Commission
                         Washington, D.C. 20549

          ____________________________________________________

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): November 4, 2002



                UNIVERSAL BROADBAND COMMUNICATIONS, INC.
         (Exact name of registrant as specified in its charter)


                                 Nevada
             (State or other jurisdiction of incorporation)

              000-31801                             33-0930198
       (Commission File Number)          (IRS Employer Identification No.)

  18200 Von Karman Avenue, 10th Floor                 92612
           Irvine, California                       (Zip Code)
(Address of principal executive offices)


                             (949) 474-1500
          (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On November 4, 2002, the stockholders of the Registrant approved amendments to the Articles of Incorporation and Bylaws of the Registrant. The principal changes to the Articles of Incorporation were that the Registered is authorized to issue 350,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. In addition, the amendments to the Articles provided that the record date of the Registrant may be fixed to a date of not more than 120 days before the date of any meeting of stockholders. The amendments to the Bylaws provided for the inclusion of the office of Chief Financial Officer as an officer of the Registrant.

     (a)  Exhibits.
          --------

     The following exhibits are filed herewith:

     Exhibit 3.8.   Amended and Restated Articles of Incorporation of
     -----------    Universal Broadband Communications, Inc.

     Exhibit 3.9.   Amended Bylaws of Universal Broadband Communications,
     -----------    Inc.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 5, 2002


                                   UNIVERSAL BROADBAND
                                   COMMUNICATIONS, INC.



                                   By  /s/  Mark Ellis
                                     -------------------------------
                                     Mark Ellis, President